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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement           [ ] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      MALIBU ENTERTAINMENT WORLDWIDE, INC.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.



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                      MALIBU ENTERTAINMENT WORLDWIDE, INC.
                          717 NORTH HARWOOD, SUITE 1650
                               DALLAS, TEXAS 75201

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

To Our Shareholders:

         The Company's recapitalization plan is moving forward. We are scheduled to complete the previously announced recapitalization plan in late-June. In light of the timing of the recapitalization, the Board has determined to postpone the annual meeting until July 26, 1999.

             SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The Proxy Statement dated April 30, 1999 regarding the Annual Meeting of Shareholders is hereby supplemented to provide that such meeting will be held at the Dallas SpeedZone, 11130 Malibu Drive, Dallas, Texas, on Monday, July 26, 1999, at 11:00 a.m., local time. The record date has been changed to June 20, 1999, and accordingly, only shareholders of record at the close of business on June 20, 1999, are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

         Your vote is important Please vote your proxy card today and return it in the enclosed envelope. Thank you for your continued support.

                                           Sincerely,

                                           /s/ Richard N. Beckert

                                           Richard N. Beckert
                                           President and Chief Executive Officer


June 25, 1999



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